Exhibit 10.1a

合作协议书

鉴于：

l、孟州市恩博威汽车科技有限公司（下文简称”恩博威”)拥有整车生产及电池包生产相关厂房、设备、设施的使用权益，同时具有微型电动车生产备案、整车生产资质等合作资源。

2、山东茂林斯达汽车有限公司（下文简称”茂林斯达”)拥有多款车型知识产权、工程技术资料、完整的整车生产管理运营团队等核心要素。

3、Phoenix Motor Inc.（美国凤凰汽车公司，下文简称”凤凰汽车”)，是美国知名的电动汽车开发商、全球商用电动汽车领域的先驱之一。凤凰汽车拟整合中国国内技术及生产资源，以现金投资方式快速形成具备整车研发、工程、技术、生产、销售及售后为一体的汽车公司。

4、结合恩博威、茂林斯达相关资源，凤凰汽车计划在河南孟州全资设立项目公司，作为主体进行整车生产、销售、研发、融资等经营活动。

5、GU LEI、刘士超、李小文共同持有孟州市恩博威汽车科技有限公司100％股权， 在凤凰汽车投资孟州后GU LEI 、刘士超、李小文 (GU LEI 、刘士超、李小文三人，下文合并简称”持有人”)意愿转让持有的恩博威部分股权。

依据中华人民共和国《民法典》等相关法律法规的规定，经各方协商同意，达成如下协议。

一、投资方式

1.1、由凤凰汽车在孟州新设子公司作为主体项目公司进行投资经营，项目公司注册资金为2000万，将根据实际经营需求，经审批后分期实缴到位（下文简称”项目公司”)。

1.2、茂林斯达提供基础车型(LV、QV)，授权许可项目公司在中国生产全球销售。

1.3、恩博威保障项目公司免费使用上述生产资源（工厂、设备、设施），相关运营开支由项目公司承担。

二、茂林斯达授权许可相关约定

2.1、项目公司实质运营后，茂林斯达授权许可项目公司使用LV、QV等基础车型，授权许可期限为十年。

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2.2、项目公司向茂林斯达支付授权许可费，各车型授权许可费按阶梯价格核算（本协议生效第三个自然年起）。即：

（1）总产量在1万台以内（含1万台），许可费为单台车BOM成本X3%X台数；

（2）总产量在1万—3万台（含 3万台），许可费为单台车BOM成本X2%X台数；

（3）总产量在3万台以上，许可费为单台车BOM成本X1%X台数。

2.3、本协议生效第一、第二年内（自然年）无需支付授权许可费，第三、第四年（自然年）减半支付授权许可费，第五年（自然年）全额支付授权许可费。

2.4,项目公司支付的授权许可费按季度结算，生产台数累积计算。

三、恩博威生产资源使用相关约定

3.1、恩博威拥有整车生产及电池包生产相关厂房、设备、设施的使用权益，并协调项目公司免费使用，期限为十年。由项目公司承担生产经营相关费用。使用期满后，可协商展期五年。

3.2、因生产经营而自主购买／安装的设备设施及车型改造所形成的知识产权归属项目公司。

3.3、项目公司运营期间，恩博威承诺将恩博威及其子公司享受的全部孟州地方财政年度税收政策奖励，全额让渡予项目公司。

四、持有人股权转让相关约定

项目公司持续运营五年以上十年以内，若项目公司需要，有权以一元人民币的对价，收购恩博威现有股东（持有人）所持有的恩博威公司51％的股权（具体转让细则双方另行商定）。

五、项目公司管理层及运营

5.1、项目公司的章程制定，由凤凰汽车主导茂林斯达参与。

5.2、项目公司成立后，凤凰汽车、茂林斯达、恩博威三方即组建新的运营团队，由项目公司统一任命管理层。

5.3、茂林斯达团队人员入职项目公司，人员不超过10人。

5.4、项目公司组建初期（第一款车型位产前），由茂林斯达入职到项目公司的团队人员负责技术、生产启动等准备工作，凤凰汽车指派专人负责财务管控。后期根据经营需求，项目公司适时调整。

5.5、 项目公司与股东商定年度KPl指标，出具实施细则方案（激励方案），由管理层执行。

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六、保密条款

6.1、未经对方书面同意，任何一方均不得向其他单位或个人泄露在协议履行过程中知悉的商业秘密或相关信息，也不得将本协议内容及相关档案材料泄露给其他单位或个人，但法律、法规规定必须披霞的除外。

6.2、保密条款为独立条款，不论协议是否签署、变更、解除或终止等，本条款均有效，直至有关事项的公布不会给对方造成任何损失、不具有保密价值时为止。因违反保密义务给对方造成的一切损失违约方应承担相应赔偿责任。

七、终止条款

项目公司成立后三个月内，如项目公司未实质运营，本协议自动终止。

八、争议的解决

本协议受中国法律管辖。因履行本协议所发生的争议，各方应友好协商解决；协商解决不能的，守约方可向项目所在地人民法院提起诉讼。

九、其他

9.1、本协议未尽事宜，由各方协商签订补充协议，补充协议经各方签字盖章后与本协议具有同等法律效力。

9.2、本协议自双方授权代表或法定代表人签署或盖章后生效。

9.3、本协议一式陆份，三方各持贰份。

（以下无正文，为《合作协议书》之签署项）

甲方：Phoenix Motor Inc.

通讯地址：

法定代表人或授权人：Xiaofeng Peng

签订日期：6.26.2025

乙方：山东茂林斯达汽车有限公司

通讯地址：

法定代表人或授权人：GU LEI

签订日期：6.26.2025

丙方：孟州市恩博威汽车科技有限公司

通讯地址：

法定代表人或授权人：GU LEI

签订日期：6.26.2025

持有人：GU LEI，刘士超，李小文

通讯地址：

法定代表人或授权人：GU LEI

签订日期：6.26.2025

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